UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2021

CVD EQUIPMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CVV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Agreement.

Effective as of July 16, 2021 (the “Separation Date”), Steven Aragon, the Chief Operating Officer of CVD Equipment Corporation (the “Company”), resigned from all positions that he held with the Company. In connection with Mr. Aragon’s resignation, the Company and Mr. Aragon entered into a Separation Agreement and General Release, dated as of July 20, 2021 (the “Agreement”).

The following is a brief description of the material terms and conditions of the Agreement:

(i)          The Company shall pay Mr. Aragon three months of severance at his regular base salary in the total gross amount of $46,250.00, to be paid in 13 equal weekly installments;

(ii)         The Company shall accelerate and pay to Mr. Aragon his annual bonus, consisting of (x) a payment of $12,500.00, and (y) issuance of restricted stock on an amount equal to $12,500.00 valued as of the Separation Date;

(iii)        The Company shall pay the premium for Mr. Aragon’s existing health insurance benefits through October 31, 2021, or until he becomes eligible for other health insurance coverage, whichever is sooner;

(iv)        To the extent reasonably possible, the Company will remove all Company-imposed restrictions and corresponding restrictive legends from Mr. Aragon’s existing and newly issued Company stock certificates;

(v)         The Agreement provides for a customary general release and waiver of claims, as well as confidentiality, non-disparagement, and non-solicitation provisions.

The foregoing is a brief description of the terms of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The information set forth in Item 1.01 above is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits

The following documents are furnished herewith as exhibits to this report:

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and General Release, dated July 20, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 21, 2021

CVD EQUIPMENT CORPORATION

By:	/s/ Thomas McNeill
Name:	Thomas McNeill
Title:	Executive Vice President and Chief Financial Officer

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